Investor Presentation for the Year Ended December 31, 2022 Exhibit 99.1

2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of February 1, 2023 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter and full year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on February 1, 2023, and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID-19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future, subject to the determination by the Company’s Board of Directors, and based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2023 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2021 (filed with the SEC on Feb. 24, 2022) and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s (or any subsidiary's) exposure to third parties, including counterparties to the Company’s (or any subsidiary's) derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans owned by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s non-GAAP “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in non-GAAP “Core Earnings” results. The Company provides non-GAAP “Core Earnings” because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s non-GAAP “Core Earnings” is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see the “Non-GAAP ’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and non-GAAP “Core Earnings”.

3 Sallie Mae is an Outstanding Franchise Sallie Mae is the market-leading brand for private education loans driven by brand recognition, rigorous underwriting methodology and industry- leading customer service. Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves 57% Market share of private education loan originations1 25% Return on Common Equity 86% Annual Cosigner Rate 747 Average FICO at Approval 2.55% Annual Net Charge-offs * Full year 2022 Metrics, unless otherwise noted. 2,100+ actively managed university relationships across the U.S. Largest salesforce in the industry Appears on 96% of preferred lender lists 5-6% Annual Private Education Loan Originations Growth projected in 20233

4 Revenue • GAAP Net Loss attributable to common stock of $81 million in Q4 2022 driven by reserve build and mark-down of non-marketable equity security, compared to Net Income attributable to common stock of $305 million in Q4 2021. • Full-year 2022 GAAP Net Income attributable to common stock of $460 million vs. $1.16 billion in 2021. • Q4 2022 GAAP loss per common share of ($0.33) vs. diluted earnings of $1.04 in Q4 2021. Full-year 2022 GAAP diluted earnings per common share was $1.76, which is a 51% decrease from the $3.61 in 2021. • Net Interest Margin for full-year 2022 increased 50 basis points, from 4.81% in 2021 to 5.31% in 2022. Total Operating Expenses • Total operating expenses of $138 million in Q4 2022, which is 10% higher than the year ago quarter. • Total operating expenses for full-year 2022 were $551 million, which is 6% higher than full-year 2021. Credit Performance • Full-year 2022 net charge-offs for Private Education loans totaled $386 million. • While we have seen improving performance in many of the transient factors discussed previously, we expect some of these impacts to persist into 2023 and 2024. Q4 and Full Year 2022 Highlights

5 Private Education Loan Originations13 Actual 2018 87% 57% 746 2019 87% 58% 746 2020 86% 60% 749 2021 86% 59% 750 2022 86% 57% 747 Q4 2022 82% 58% 747 Q4 2021 83% 59% 749 $5,315 $5,625 $5,321 $5,423 $5,975 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $ in m ill io ns 6% (5%) 2% 10% Strong Origination Season Full-year 2022 originations at approximately $6 billion, 10% higher than the year-ago period and the highest over the previous 5-year period. Underclassmen originations, typically with a higher lifetime value to the company, experienced a 15% increase from 2021. % Cosigned % In School Payment Average FICO at Approval1 06

6 Capital Return • Paid common stock dividend of $0.11 per share in Q4 2022. • Sallie Mae Bank remains well capitalized with 14.2% Total risk-based capital ratio and CET1 ratio of 12.9%. • In the fourth quarter of 2022, we continued our capital return strategy by repurchasing 10 million shares at an average price of $16.25 per share. • During full-year 2022, 40 million shares were repurchased, which is a 14% decrease in shares outstanding since the beginning of 2022. • $581 million of capacity remaining under our 2022 Share Repurchase Program authorization at Jan. 31, 2023 (which expires in Jan. 2024). Capital Allocation & Return Over the Last 2 Years, Sallie Mae Has Pursued a Simple Yet Powerful Strategy

7 Expanding Addressable Market • Private Education Loans represent 2-3% of the overall spend in higher education annually. • Total spend on higher education grows ~2% annually, while Sallie Mae Private Education Loans growth expanded from 4% - 10% from 2021 to 2022, increasing private education loan market share by 200bps. Strong Strategic Execution • Over the past 8 years, the 25–29-year-old population with a Bachelors Degree or higher has increased an average of 0.6% per year.15 • 55% of students graduated with student loans in AY 2020-202114 • Of the 55% of bachelor's degree recipients that graduated with student loans, the average debt amount was $29,400. 14 Higher Education is Valuable • The median income of recent college graduates was $52,000 in 2021, 73% higher than the median income of people with high school diploma only.16 Higher Education Value Proposition Remains Attractive4 Total $483B Private Education Loans $11BOther $12B Federal Loans $79B Grants $140B Higher Education Spend (Academic Year 2021-2022) Family Contribution $241B

8 Loans $18.0B Variable 45%Fixed 55% Interest Only 19% Fixed Pay 33% Deferred 48% As of 12/31/22 Customer FICO at Original Approval6 780+ 28% 740 - 780 23% 700-739 26% <700 23% Weighted Average FICO: 743 High Quality Private Education Loan Portfolio Smart Option Payment Type Portfolio by Originations Vintage Portfolio Interest Rate Type Pre 2014 4%2014 4% 2015 6% 2016 6% 2017 7% 2018 8% 2019 10% 2020 12% 2021 22% 2022 21% Weighted Average Age: ~3.3 yrs

9 Conservative Funding Optimizes Net Interest Margin Retail MMDA & CD 23% Retail H.S.A. & 529 17% Brokered Fixed 25% Brokered Variable 15% Secured Debt 20% Deposits $21.4B Secured Debt $4.2B As of 12/31/22

10 Simple But Powerful Investment Thesis • Consistent earnings expansion is driven by top line growth and efficiency • Sallie Mae is the leader in the private education loan market • Well-proven and disciplined underwriting model leveraging data and experience through the last recession • Despite headlines on student lending and federal student loan performance, we are well equipped to manage the perceived political risk to our business • Core loan product generates very attractive ROEs • Utilizing a hybrid hold/sell model to create capital that can be used to buy back undervalued stock Attractive Earnings Profile Manageable Risk Disciplined Capital Allocation

11 Clear Strategy to Prove this Investment Thesis Maximize the profitability and growth of our core business Better inform the external narrative about private student lending and Sallie Mae Maximize the value of our brand and attractive customer base Maintain a rigorous and predictable capital allocation and return program to create shareholder value 1. 2. 3. 4. Strategic Imperatives:

12 Maximize the Profitability and Growth of the Core Business Maximize Revenue Manage Unit Costs Drive penetration at all schools Increase market share by fully meeting student funding needs Enhanced risk-adjusted pricing and underwriting Improved marketing, digital, and data capabilities Strong fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improved third-party vendor cost management

13 Optimize the Value of the Brand and Attractive Client Base What We Do Build products and services that leverage our customer affiliation Ensure products and services are consistent with our core mission and drive customer value We know our customers’ finances, payment patterns and indebtedness We have the relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, future financial needs We are there for our customers during and after their important transition to adulthood 2M Borrowers and cosigners Graduates who benefit from the investment5 91% Customers complete their program5 $52,600 Average annual compensation 31% Own a home ~698 Self-reported FICO score Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI

14 Free Community College • Targeted subsidies make higher education possible for those who would otherwise not be able to attend. • Free community college promotes social equity, equality of opportunity and economic mobility Political Environment New congressional make-up complements our strategic approach of better informing the narrative of private student lending and Sallie Mae. We expect our business to perform well in the current environment which has a focus on the federal student loan program and targeted assistance to people in need.3 Bankruptcy Reform Sallie Mae has long been supportive of prospectively allowing the discharge of student loan debt in bankruptcy, provided there is a period of post-graduation payments to prevent incentivizing bankruptcy simply to avoid student loan repayments after graduation. Targeted Debt Forgiveness Targeted, partial loan forgiveness for federal student loan borrowers would, if enacted, provide relief to struggling borrowers, and potentially have a positive impact on the Sallie Mae portfolio

15 Maintain Rigorous Capital Allocation and Return Program Invest in High ROE Growth • Continue to focus on high-quality Private Education Loan originations, including deeper penetration of graduate school market • Build other sources of revenue and capital in expense-efficient ways Quarterly Common Stock Dividend • Paid $0.11 quarterly common stock dividend in Q4 2022 • Expect to continue to pay dividend, subject to Board approval3,18 Share Repurchase • Since January 1, 2020, we have repurchased 44% of common shares outstanding at that time. • During 2022, 40 million common shares were repurchased, which is a 14% decrease in shares outstanding since the beginning of 2022. • $581 million of capacity remaining under our 2022 Share Repurchase Program authorization at Jan. 31, 2023 (which expires in Jan. 2024). We allocate capital with discipline Embracing a Hybrid Hold / Sell Loan Model3 • Expect to sell assets to optimize growth in required capital • The expected result is a balance sheet that will remain relatively flat despite loan sales • $3B in Private Education Loan sales completed in 2022, which enabled additional return of excess capital to shareholders

16 Diverse Student Loan Portfolio Driving Increased Shareholder Value Undergraduate Medical Health Professions • Products designed to meet the needs of all students • Developing unique and innovative products to diversify portfolio Undergraduate Graduate RATE TYPE Variable & Fixed Variable & Fixed INTEREST RATE RANGES Variable: SOFR + 1.250% - SOFR + 12.375% Fixed: 4.75% - 15.875% Variable: SOFR + 1.750% - SOFR + 11.625% Fixed: 5.500% - 15.000% REPAYMENT OPTION Deferred, Interest Only & Fixed Repayment Deferred, Interest Only & Fixed Repayment REPAYMENT TERM 10-15 years 20 years for Medical and Dental 15 years for Remaining Disciplines GRACE PERIOD 6 months 6-36 months INTERNSHIP / RESIDENCY DEFERMENT Up to 60 months Up to 48 months FEATURES ACH discount | FICO Score | Cosigner Release | GRP | Student Death & Disability Release ACH discount | FICO Score | Cosigner Release | GRP | Student Death & Disability Release Law Dental MBAGeneral Studies As of 2/7/23

17 Sallie Mae is an ESG Company Committed to an Ethical & Diverse Workplace • Board of Directors composition is 1/3 women, has been recognized by 50/50 Women On Boards as a company with a 3+ Board rating • Appointed the first woman to serve as chair of Board of Directors in 2020 • Committed to best-in-class governance practices • Employee population: 57% female; 45% self-identify as a minority • A+ rating from the Better Business Bureau each year since 2015 Building Strong Communities • Since 2014, The Sallie Mae Fund has contributed more than $6.6 million to address barriers to higher education and support our communities • In 2022, our team members more than doubled their volunteer time in 2021, delivering more than 1,900 hours of service and donated more than $69,000 through the company’s Mae-A-Difference 365 volunteer and matching gift program • Sallie Mae Bank made nearly $71 million in new investments to support low- and -moderate income housing and affordable housing projects in Utah in 2022 • The Sallie Mae Fund, in partnership with Thurgood Marshall College Fund, awarded 600 scholarships since the beginning of 2021 – collectively totaling $1.9 million – to help minority and other marginalized students access and complete their post-secondary education, and help pay for graduate school Serving our Customers • Helped more than 1.8 million students and families finance higher education since 2014 • Policies help to ensure that 9 in 10 of our loans in repayment are being paid back on time and less than 3% defaulted in 2022 • Developed and promoted relief options – including postponing payments – for those customers impacted by COVID-19 Providing Financial Education & Assistance • Free Scholarship Search tool listing 6 million scholarships worth more than $30 billion • Committing $4.5 million over 3 years to promote diversity in higher education and advance social justice • In 2022, provided $1.8 million in scholarships and charitable giving

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. ABS Supplement

19 Sallie Mae’s Smart Option Loan Product Overview The Smart Option loan product was introduced by Sallie Mae in 2009 The Smart Option loan program consists of: Smart Option Interest Only loans Require full interest payments during in- school, grace, and deferment periods Smart Option Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Smart Option Deferred loans Do not require payments during in-school and grace periods • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable-rate loans • Consumer credit underwriting, with minimum FICO, custom credit score model and judgmental underwriting • Marketed primarily through the school channel and also directly to consumers, with all loans certified by and disbursed directly to schools • Private education loans are typically non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship”

20 Sallie Mae Bank ABS Summary17 14-A 15-A 15-B 15-C 16-A 16-B 16-C 17-A 17-B 18-A 18-B 18-C 19-A 19-B 20-A 20-B 21-B 21-D 21-E 22-C Issuance Date 8/7/201 4 4/23/201 5 7/30/201 5 1 0/27/201 5 5/26/201 6 7/21 /201 6 1 0/1 2/201 6 2/8/201 7 1 1 /8/201 7 3/21 /201 8 6/20/201 8 9/1 9/201 8 3/1 3/201 9 6/1 2/201 9 2/1 2/2020 8/1 2/2020 5/1 9/2021 8/1 8/2021 1 1 /9/2021 8/9/2022 Total Bond Amount ($mil) $382 $704 $71 4 $701 $551 $657 $674 $772 $676 $670 $687 $544 $453 $657 $636 $707 $531 $527 $534 $575 Initial AAA Enhancement (%) 21% 23% 22% 23% 20% 1 9% 1 6% 1 7% 1 7% 1 8% 1 7% 1 6% 1 7% 1 5% 1 5% 1 8% 1 2% 1 3% 1 2% 22% Initial Class B Enhancement (%) 1 1% 1 3% 1 2% 1 4% 1 2% 1 2% 1 0% 1 1% 1 1% 1 1% 1 0% 1 0% 1 1% 8% 8% 1 2% 5% 6% 5% 1 5% Wtd Avg Spread over Benchmarks 'AAA' Rated A Classes (%) +1 .1 7% +1 .01% +1 .27% +1 .49% +1 .38% +1 .36% +1 .00% +0.82% +0.70% +0.71% +0.66% +0.67% +0.82% +0.91% +0.76% +1 .1 0% +0.70% +0.62% +0.63% +1 .64% A and B Classes Combined (%) +1 .39% +1 .28% +1 .50% +1 .74% +1 .60% +1 .55% +1 .1 5% +0.93% +0.80% +0.78% +0.76% +0.77% +0.92% +1 .01% +0.88% +1 .30% +0.77% +0.69% +0.69% +1 .76% Loan Program (%) Smart Option 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% 1 00% Loan Status (%) (9) School, Grace, Deferment 90% 79% 78% 73% 75% 74% 70% 65% 73% 69% 70% 69% 61% 69% 58% 56% 59% 58% 59% 59% P&I Repayment 9% 20% 21% 24% 23% 24% 28% 33% 26% 29% 27% 30% 36% 28% 40% 40% 38% 40% 40% 41 % Forbearance 0% 2% 1% 2% 2% 2% 2% 2% 2% 2% 2% 2% 3% 2% 3% 5% 3% 2% 1% 1 % Wtd Avg Term to Maturity (Mo.) 1 40 1 33 1 30 1 27 1 35 1 33 1 31 1 31 1 35 1 39 1 39 1 38 1 36 1 40 1 39 1 39 1 44 1 43 1 43 1 45 % Loans with CoSigner 93% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 93% 93% 92% 92% 92% 92% 92% Not For Profit (%) 89% 86% 87% 87% 87% 87% 89% 90% 91% 91% 91% 91% 91% 91% 90% 90% 90% 90% 90% 92% Wtd Avg FICO at Origination (1 0) 747 747 746 747 747 747 748 746 747 747 746 746 746 745 744 743 742 742 741 743 Wtd Avg Recent FICO at Issuance (1 0) 745 744 741 747 743 745 745 744 745 744 742 744 744 742 741 742 743 745 745 745 Wtd Avg FICO at Origination (Cosigner) (1 0) 750 750 749 750 750 750 750 748 749 748 748 748 748 747 745 745 744 744 743 745 Wtd Avg Recent FICO at Issuance (Cosigner) (1 0) 748 748 745 750 747 749 748 748 748 747 745 747 748 745 744 745 746 748 748 748 Wtd Avg FICO at Origination (Borrower) 708 71 4 71 5 71 4 71 9 71 9 721 720 723 724 724 724 724 724 721 722 721 721 720 722 Wtd Avg Recent FICO at Issuance (Borrower) 701 702 699 701 704 708 708 705 707 708 706 709 708 704 699 704 707 71 2 71 1 706 Variable Rate Loans (%) 85% 82% 82% 82% 82% 82% 80% 81% 80% 75% 72% 70% 67% 63% 58% 52% 50% 50% 50% 48% Wtd Avg Annual Borrower Interest Rate 7.82% 8.21% 8.21% 8.27% 8.22% 8.24% 8.26% 8.39% 8.94% 9.29% 9.58% 9.69% 1 0.05% 1 0.00% 9.45% 8.68% 8.64% 8.64% 8.68% 9.30% 19 6 6 6 6

21 Sallie Mae Bank ABS Structures SMB 2022-C SMB 2021-E SMB 2021-D SIZE $575.0MM $534.0MM $527.0MM PRICING DATE August 2, 2022 November 2, 2021 August 10, 2021 COLLATERAL Smart Option Private Education Loans Smart Option Private Education Loans Smart Option Private Education Loans SERVICER Sallie Mae Bank Sallie Mae Bank Sallie Mae Bank OVERCOLLATERALIZATION (11) 15% 5% 6% PRICING PREPAYMENT SPEED (12) 8% 8% 8% TRANCHE STRUCTURE AT ISSUANCE CLASS AMT ($MM) S&P WAL Pricing CLASS AMT ($MM) S&P WAL Pricing CLASS AMT ($MM) S&P WAL Pricing A-1A 457.00 AAA 4.27 IntS + 160 A-1A 390.00 AAA 3.71 IntS + 63 A-1A 382.00 AAA 3.78 IntS + 63 A-1B 75.00 AAA 4.27 SOFR + 185 A-1B 104.00 AAA 3.71 1mL + 63 A-1B 105.00 AAA 3.78 1mL + 60 B 43.00 AA 9.9 IntS + 240 B 40.00 AA 9.58 IntS + 95 B 40.00 AA 9.62 IntS + 100 WA BORROWER INTEREST RATE 9.30% 8.68% 8.64% WA FICO AT ORIGINATION (10) 743 741 742 % LOANS WITH COSIGNER 92% 92% 92% % VARIABLE RATE LOANS 48% 50% 50% 6 20 1

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. Appendix

23 Commitments vs Disbursements Provision for New Loans • Directly impacted by the timing of Commitments and not Disbursements Additional Provision Impacts • New Loans, DCF accretion, loan sales, model updates and overlays Unfunded Commitments • Remain a liability for accounting purposes • Once the loan commitment is funded, that liability will transfer to the Allowance 2022 Actuals Commitments vs Disbursements 16% 24% 51% 9% 37% 10% 39% 14% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Commitments Disbursements

24 CECL Update Adopted on January 1, 2020. • The company’s 2020 financial results reflected a transition adjustment that increased the allowance for credit losses by $1.1 billion, increased the liability representing its off-balance sheet exposure for unfunded commitments by $116 million and increased the deferred tax asset by $306 million, resulting in a cumulative effect adjustment that reduced retained earnings by $953 million. • The Private Education Loan allowance for losses as a percentage of ending total Private Education Loan balance immediately after the adoption of CECL was 7.0 percent. The regulatory capital impacts of our transition adjustments recorded on January 1, 2020 from the adoption of CECL were deferred for two years. • The company elected the option to delay for two years, and then phase in over the following three years, the effects on our regulatory capital of CECL relative to the incurred loss methodology. • The regulatory capital impact of the Bank’s transition adjustments recorded on January 1, 2020 from the adoption of CECL, and 25 percent of the ongoing impact of CECL on the Bank’s allowance for credit losses, retained earnings, and average total consolidated assets, each as reported for regulatory capital purposes (collectively, the “adjusted transition amounts”), were deferred for the two-year period ending January 1, 2022. On January 1, 2022, 25 percent of the adjusted transition amounts were phased in for regulatory capital purposes. On January 1, of each year from 2023 to 2025, the adjusted transition amounts will continue to be phased in for regulatory capital purposes at a rate of 25 percent per year, with the phased-in amounts included in regulatory capital at the beginning of each year.

25 Quarterly Financial Highlights Q4 2022 Q3 2022 Q4 2021 Income Statement ($ Millions) Total interest income $584 $520 $458 Total interest expense 202 150 91 Net Interest Income 381 370 367 Less: provisions for credit losses 297 208 (15) Total non-interest income (loss) (41) 95 153 Total non-interest expenses 140 152 125 Income tax expense (benefit) (19) 30 104 Net Income (Loss) (77) 75 306 Preferred stock dividends 3 2 1 Net income (loss) attributable to common stock (81) 73 305 Non-GAAP “Core Earnings” adjustments to GAAP(7) - - 1 Non-GAAP “Core Earnings” net income (loss) attributable to common stock(7) (81) 73 306 Ending Balances ($ Millions) Private Education Loans held for investment, net $19,020 $18,981 $19,625 FFELP Loans held for investment, net 607 641 693 Credit Cards held for investment, net - - 23 Deposits $21,448 $21,277 $20,828 Brokered 9,877 10,232 10,123 Retail and other 11,571 11,045 10,705 Q4 2022 Q3 2022 Q4 2021 Key Performance Metrics Net Interest Margin 5.37% 5.27% 5.13% Yield—Total Interest-earning assets 8.21% 7.42% 6.40% Private Education Loans 10.12% 9.43% 8.31% Credit Cards 7.54% 4.77% 4.12% Cost of Funds 3.00% 2.27% 1.36% Return on Assets (“ROA”)(8) (1.1%) 1.0% 4.2% Non-GAAP “Core Earnings” ROA(9) (1.1%) 1.0% 4.2% Return on Common Equity (“ROCE”)(10) (18.8%) 16.7% 62.3% Non-GAAP “Core Earnings” ROCE(11) (18.8%) 16.7% 62.6% Per Common Share GAAP diluted earnings (loss) per common share ($0.33) $0.29 $1.04 Non-GAAP “Core Earnings” diluted earnings (loss) per common share(7) ($0.33) $0.29 $1.05 Average common and common equivalent shares outstanding (millions) 245 254 293

26 2022 2021 Key Performance Metrics Net Interest Margin 5.31% 4.81% Yield—Total Interest-earning assets 7.24% 6.13% Private Education Loans 9.14% 8.25% Credit Cards 5.10% 4.67% Cost of Funds 2.05% 1.42% Return on Assets (“ROA”)(8) 1.6% 3.9% Non-GAAP “Core Earnings” ROA(9) 1.6% 4.0% Return on Common Equity (“ROCE”)(10) 25.4% 53.9% Non-GAAP “Core Earnings” ROCE(11) 25.4% 54.7% Per Common Share GAAP diluted earnings per common share $1.76 $3.61 Non-GAAP “Core Earnings” diluted earnings per common share(7) $1.76 $3.67 Average common and common equivalent shares outstanding (millions) 262 320 Annual Financial Highlights 2022 2021 Income Statement ($ Millions) Total interest income $2,032 $1,777 Total interest expense 543 382 Net Interest Income 1,489 1,395 Less: provisions for credit losses 633 (33) Total non-interest income 335 632 Total non-interest expenses 559 520 Income tax expense 162 380 Net Income 469 1,161 Preferred stock dividends 9 5 Net income attributable to common stock 460 1,156 Non-GAAP “Core Earnings” adjustments to GAAP(7) - 18 Non-GAAP “Core Earnings” net income attributable to common stock(7) 460 1,173 Ending Balances ($ Millions) Private Education Loans held for investment, net $19,020 $19,625 FFELP Loans held for investment, net 607 693 Credit Cards held for investment, net - 23 Deposits $21,448 $20,828 Brokered 9,877 10,123 Retail and other 11,571 10,705

27 Sallie Mae vs Federal Student Loans As of 2/7/23 22

28 Non-GAAP “Core Earnings” to GAAP Reconciliation (7) (12)

29 Footnotes 1. Source: Enterval CBA Report as of September 2022. 2. Based on internal Company statistics. 3. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 4. Source: Total post-secondary education spending is estimated by Sallie Mae determining the full-time equivalents for both graduates and undergraduates and multiplying by the estimated total per person cost of attendance for each school type. In doing so, we utilize information from the U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2027 (NCES 2020, October 2020), The Integrated Postsecondary Education Data System (IPEDS), College Board -Trends in Student Aid 2022. © 2022 The College Board, www.collegeboard.org, College Board -Trends in Student Pricing 2022. © 2022 The College Board, www.collegeboard.org, National Student Clearinghouse - Term Enrollment Estimates, and Company analysis. 2021 Private Education Loan market assumptions use The College Board-Trends in Student Aid 2021 © 2021 trends and College Board-Trends in Student Aid 2021 © 2021 data. Other sources for these data points also exist publicly and may vary from our computed estimates. NCES, IPEDS, and College Board restate their data annually, which may cause previous reports to vary. We have also recalculated figures in our Company analysis to standardize all costs of attendance to dollars not adjusted for inflation. This has a minimal impact on historically-stated numbers. 5. Source: Sallie Mae sponsored research among repayment borrowers under age 35; December 2018 and March 2019; all data, except the % who completed their program, is based on borrowers who have earned at least a Bachelor's degree.; % who completed their program is the number of borrowers in repayment who self reported completion of their program. 6. Represents the higher credit score of the cosigner or the borrower. 7. Derivative Accounting: we provide non-GAAP “Core Earnings” because it is one of several measures management uses to evaluate management performance and allocate corporate resources. Non-GAAP “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-fair value valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, but include current period accruals on the derivative instruments. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. Management believes the Company’s derivatives are effective economic hedges, and, as such, they are a critical element of the Company’s interest rate risk management strategy. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly tilted measures reported by other companies. See page 28 for a reconciliation of GAAP and “Core Earnings.” 8. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income numerator (annualized) to (b) the GAAP total average assets denominator. 9. We calculate and report our non-GAAP “Core Earnings” Return on Assets (“Core Earnings ROA”) as the ratio of (a) non-GAAP “Core Earnings” net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 10. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 11. We calculate and report our non-GAAP “Core Earnings” Return on Common Equity (“Core Earnings ROCE”) as the ratio of (a) non-GAAP “Core Earnings” net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 12. Non-GAAP “Core Earnings” tax rate is based on the effective tax rate at Sallie Mae Bank where the derivative instruments are held. 13. Originations represent loans that were funded or acquired during the period presented. 14. Source: https://research.collegeboard.org/trends/student-aid 15. Source: National Center for Education Statistics: https://nces.ed.gov/programs/digest/d22/tables/dt22_104.20.asp 16. Source: Federal Reserve Bank: https://www.newyorkfed.org/research/college-labor-market/college-labor-market_wages.html 17. Pool characteristics as of the Statistical Cutoff Date for the respective transaction. 18. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 19. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 20. Overcollateralization for Class A & B bonds. 21. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 22. Source: U.S. Department of Education, Office of Federal Student Aid, https://studentaid.ed.gov/sa/types/loans.